EXHIBIT 10.3
                            APPLE ORTHODONTIX, INC.
                      NONQUALIFIED STOCK OPTION AGREEMENT

     This Nonqualified Stock Option Agreement (the "Agreement") is entered into between Apple Orthodontix, Inc., a ___________ corporation (the "Company"), and _________________ (the "Optionee") as of the ___ day of __________, 19___. In
consideration of the mutual promises and covenants made herein, the parties hereby agree as follows:

     1. GRANT OF OPTION. Under the terms and conditions of the Company's 1996 Stock Option Plan (the "Plan"), which is incorporated herein by reference, the Company grants to the Optionee an option (the "Option") to purchase from the Company all or any part of a total of ________ (____) shares of the Company's Common Stock, par value $_____ per share, at a price of $____ per share. The Option is granted as of _________, 19__ (the "Date of Grant").

     2. CHARACTER OF OPTION. The Option is not an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     3. TERM. The Option will expire on the day prior to the tenth anniversary of the Date of Grant or, in the event of the Optionee's termination of service as an employee or a director of the Company, on such earlier date as may be provided in the Plan.

     4. VESTING. Subject to any provisions of the Plan concerning exercisability of options, the Option may be exercised according to the following schedule:

        PERCENTAGE
        EXERCISABLE           PERIOD
        -----------           ------
             25%              After the Date of Grant
             50%              One year after the Date of Grant
             75%              Two years after the Date of Grant
            100%              Three years after the Date of Grant

The unexercised portion of the Option from one period may be carried over to a subsequent period or periods, and the right of the Option to exercise the option as to such unexercised portion shall continue for the entire term.

     5. PROCEDURE FOR EXERCISE. Exercise of the Option or a portion thereof shall be effected by the giving of written notice to the Company by the Optionee in accordance SECTION 1.13 of the Plan and payment of the purchase price prescribed in SECTION 1 above for the shares to be acquired pursuant to the exercise.
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     6. PAYMENT OF PURCHASE PRICE.  Payment of the purchase price for any shares purchased pursuant to the Option shall be in accordance with the provisions of
SECTION 1.11(b) of the Plan.

     7. TRANSFER OF OPTIONS. The Option may not be transferred except (i) by will or the laws of descent and distribution or (ii) pursuant to the terms of a qualified domestic relations order, as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, and, during the lifetime of the Optionee, may be exercised only by the Optionee or by the Optionee's legally authorized representative.

     8. TERMINATION. The Option shall terminate on the earlier of (i) the expiration date set forth in SECTION 3 above or, (ii) in the event of the termination of the Optionee's service as an employee or director of the Company, the date provided in the Plan.

     9. ACCEPTANCE OF THE PLAN. The Option is granted subject to all of the applicable terms and provisions of the Plan, and such terms and provisions are incorporated by reference herein. The Optionee hereby accepts and agrees to be bound by all the terms and conditions of the Plan.

    10. AMENDMENT. This Agreement may be amended by an instrument in writing signed by both the Company and the Optionee.

    11. MISCELLANEOUS. This Agreement will be construed and enforced in accordance with the laws of the State of Texas and will be binding upon and inure to the benefit of any successor or assign of the Company and any executor, administrator, trustee, guarantor or other legal representative of the Optionee.

     Executed as of the ___ day of ___________, 19__.

                                   APPLE ORTHODONTIX, INC.

                                   By:______________________________

                                   Its:______________________________

                                   __________________________________

                                   __________________________________

                                   __________________________________

                                   Social Security Number of Optionee


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